10.12(e)
CONSENT AGREEMENT
     THIS CONSENT (“Consent”) is made on this 22 day of February, 2002, by and among THE GREENVILLE YACHT CLUB, a Mississippi corporation (the “Yacht Club”), JMBS CASINO, LLC, a Mississippi Limited Liability Company (“JMBS”), and GREENVILLE CASINO PARTNERS, L.P., a Mississippi Limited Partnership (“GCP”).
RECITALS
     WHEREAS, Yacht Club is the lessor or grantor under those certain agreements described on Exhibit A and incorporated herein (the “Agreement”), under which Greenville Casino Partners, L.P. (the “Assignor”) has the right to use or occupy the premises described in the Agreement (the “Premises”). The Premises is more particularly described in the Agreement and Exhibit B attached hereto.
     WHEREAS, Assignor desires to assign the Agreement to JMBS and JMBS desires to accept an assignment of the Agreement and the Assignor’s rights therein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Yacht Club represents that (i) it is the owner and/or lessor of the Premises and the current owner of the lessor’s, assignor’s or grantor’s, as appropriate, interest under the Agreement, (ii) the Agreement is in full force and effect and has not been amended, supplemented or modified by the Yacht Club, except as set forth on Exhibit A, (iii) a true and correct copy of the Agreement is attached hereto as Exhibit C, (iv) the current term of the Agreement expires on December 28, 2002, and Assignor has renewals as specified under the Agreement, (v) to the best of Yacht Club’s knowledge there are currently no defaults under the Agreement or circumstances under which Yacht Club with the delivery of notice or passage of time would be entitled to declare a default, (vi) this Consent has been approved by all parties in accordance with all legal requirements applicable and is binding upon each party in accordance with its terms.
     2. Yacht Club consents to the assignment of the Agreement by Assignor to JMBS and JMBS’ assumption of all of the rights and obligations of Assignor contained thereunder. Such Assignment shall not relieve Assignor of any of its obligations under the Agreement as currently amended.
     3. Yacht Club agrees that on one or more occasions without Yacht Club’s consent, JMBS may, for the benefit of JMBS’s lender (the “Lender”), assign, mortgage, or otherwise encumber JMBS’s leasehold estate or other interest in the Agreement or the Premises (including any improvements or real property related thereto) under one or more deeds of trust, collateral assignments or similar agreements or assignments and assign the Agreement as security. JMBS agrees to give Yacht Club written notice of any such mortgage, grant or assignment, which notice shall provide the name and address of the Lender. Such mortgage, grant or assignment shall not be construed otherwise to modify or alter the Agreement.

     4. Yacht Club agrees to notify Lender and GCP, in writing, upon the occurrence of any default by JMBS under the Agreement and grants Lender the right to cure such default within the later of (a) the same number of days after such notice that JMBS has to cure such default under the Agreement or (b) thirty (30) days after the Yacht Club delivers written notice by U.S. Mail or facsimile to the Lender and GCP if such default is capable of being cured by the payment of money and at least forty-five (45) days after the Yacht Club delivers written notice to the Lender and GCP if such default is not capable of being cured by payment of money.
     5. Yacht Club agrees to review and execute such additional commercially reasonable documents for the protection of Lender as may be reasonably requested by Lender or JMBS. GCP and/or JMBS shall reimburse Yacht Club for its itemized attorney’s fees and costs in regard to this Consent.
     6. The agreements contained herein may not be modified or terminated orally and shall be binding upon Yacht Club and shall inure to the benefit of JMBS, Lender and each of their respective successors and assigns. This Consent represents the entire agreement of the parties hereto with respect to the subject matter hereof.
     Executed and delivered as of the ____ day of February, 2002.

JMBS CASINO, LLC		THE GREENVILLE YATCH CLUB

By:	/s/ Joseph Yung	By:	/s/ Marcus Hooker

	Printed Name: Joseph Yung		Printed Name: Marcus Hooker
	Title: Manager, JMBS Casino LLC		Title: Commodore

GREENVILLE CASINO PARTNERS, L.P.

By:	/s/ John R. O’Donnell

Printed Name: JOHN R. O’DONNELL
Title: PRESIDENT

STATE OF Kentucky
COUNTY OF Kenton
     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the jurisdiction aforesaid, the within named JOSEPH YUNG, who affirmed that ___ he is the MANAGER of JMBS Casino, LLC, a Mississippi Limited Liability Company, and that in his/her capacity as same, ___ he executed the above and foregoing document on the day and year therein mentioned for the purposes stated therein, he being duly authorized to do so.
     GIVEN under my hand and official seal, this 28th day of February, 2002.

/s/ Illegible
NOTARY PUBLIC

My Commission Expires:
My Commission Expires Oct 24, 2002
STATE OF MISSISSIPPI
COUNTY OF WASHINGTON
     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the jurisdiction aforesaid, the within named MARCUS HOOKER, who affirmed that he is the Commodore of The Greenville Yacht Club, a Mississippi corporation, and that in his capacity as same, he executed the above and foregoing document on the day and year therein mentioned for the purposes stated therein, he being duly authorized to do so.
     GIVEN under my hand and official seal, this 22 day of February, 2002.

/s/ Illegible
NOTARY PUBLIC

My Commission Expires:
3/27/2003

STATE OF COLORADO
COUNTY OF ELPASO
     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the jurisdiction aforesaid, the within named JOHN R. O’DONNELL, who affirmed that __ he is the PRESIDENT of Greenville Casino Partners, L.P., a Mississippi Limited Partnership, and that in his/her capacity as same, __ he executed the above and foregoing document on the day and year therein mentioned for the purposes stated therein, he being duly authorized to do so.
     GIVEN under my hand and official seal, this 5TH day of MARCH 2002.

/s/ Illegible
NOTARY PUBLIC

My Commission Expires:
Expiration May 27, 2003